Events After the Reporting Period	12 Months Ended
Dec. 31, 2023
Events After the Reporting Period
Events After the Reporting Period

Note 25. Events After the Reporting Period

JonesTrading Share Issuance

On January 25, 2024, the Company sold 2,633,550 ordinary shares represented by ADSs, DKK 1 nominal value, at a VWAP of $97.56 per ADS. The ADSs were sold pursuant to the Sales Agreement with JonesTrading dated October 3, 2022. After deducting fees and expenses, total proceeds to the Company from the sales of the ADSs were approximately $2.5 million. In connection with such sales, the Company registered aggregate share capital increases of nominal DKK 2,633,550 with the Danish Business Authority.

February 2024 offering

In February 2024, the Company completed a public offering through which the Company offered 757,500 ADSs representing an aggregated 7,575,000 ordinary shares, DKK 1 nominal value per share, together with warrants to purchase up to 757,500 ADSs representing 7,575,000 ordinary shares. The public offering price for each ADS and accompanying warrant is $4.00. The warrants will have an exercise price per ADS of $4.00 and will be immediately exercisable for a term of five years from the date of issuance. Additionally, as part of the public offering, the Company offered prefunded warrants to purchase up to 2,992,500 ADSs representing 29,925,000 ordinary shares. The public offering price for each ADS and accompanying prefunded warrant is $4.00. The prefunded warrants will have an exercise price per ADS of $4.00 and will be immediately exercisable for a term of five years from the date of issuance. After deducting fees and expenses, total proceeds to the Company from the public offering were approximately $12.7 million.